UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):February 18, 2014

CEREPLAST, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34689	91-2154289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2213 Killion Avenue, Seymour, Indiana		47274
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 220 5400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

On February 17, 2014, Cereplast, Inc. (the “Company”) issued a press release announcing that the Company has filed a voluntary petition in the United States Bankruptcy court for the Southern District Of Indiana  (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 1.03, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Exhibit No.	Description

99.1	Press Release of Cereplast, Inc. dated February 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 18, 2014
CEREPLAST, INC.

/s/ Frederic Scheer
Frederic Scheer
Chief Executive Officer

Exhibit 99-01: Press Release of Cereplast, Inc. dated February 17, 2014

CEREPLAST ANNOUNCES FILING FOR CHAPTER 11 PROTECTION

SEYMOUR Indiana- February 17th, 2014-- Cereplast, Inc. (OTCQB: CERP), a leading manufacturer of proprietary biobased, compostable and sustainable bioplastics today announced that the Company has filed voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Indiana. The Company has taken this action to strengthen its balance sheet, clean up its capitalization structure and gain financial flexibility as it continues to realign its operations.  The Company intends to continue to operate during the reorganization process.

As part of the reorganization, the Company is taking steps to align its cost structure with the realities of market demand.  The Company expects to redirect its operations in two directions: (1) toward traditional compounded products and recycling polyolefin and (2) bioplastic made of diversified feedstock including algae and polylactic acid.

"We intend to use the reorganization process to help implement our plan to lower costs, stabilize our businesses, grow revenue and diversify our product lines," said Frederic Scheer, Chief Executive Officer. "We have taken a number of steps to improve our operations over the past few months and we were making great progress; however, the lack of traction of bioplastics demand in the United States, the repetitive delays in implementation of the bioplastic regulation in Europe and especially in Italy combined with the legal problems created by several of our lenders made clear to our Board that reorganization was the proper path forward. We believe that this reorganization will enable us to reduce our debt and implement operational changes, while maintaining our commitment to the environment."

He continued, "We appreciate the ongoing dedication of our employees, whose hard work is critical to our success and the future of our company.  Regrettably, as a result of this reorganization, jobs will be impacted during the transition period”.

In conjunction with its reorganization, the Company is actively negotiating a debtor-in-possession (DIP) financing from several interested parties. On Court approval, the new financing and cash generated from the Company's ongoing operations will be used to support the business during the reorganization process.

The Company intends to file various motions with the Court in support of its reorganization, including requesting authorization to continue paying employee wages and providing health care and other benefits. The Company will also ask for authority to continue existing customer programs and intends to pay vendors for goods and services as authorized by the Court.

The Company has established a toll-free Restructuring Information Hotline for interested parties, at (812) 220 54 00 Ext: 1014

Additional information will be made available on the Company's website at www.cereplast.com. Court filings and other documents related to the reorganization proceedings are available on a separate website administered by the Court: http://www.insb.uscourts.gov/

Safe Harbor Statement

This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as "will," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates" and similar statements. All statements other than statements of historical fact in this press release are forward-looking statements and involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These forward-looking statements are based on management's current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates, but involve a number of unknown risks and uncertainties. Further information regarding these and other risks is included in the Company's filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and actual results may differ materially from the anticipated results. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements.

About Cereplast, Inc.

Cereplast, Inc. (OTCQB:CERP) designs and manufactures proprietary biobased, sustainable bioplastics which are used as substitutes for traditional plastics in all major converting processes - such as injection molding, thermoforming, blow molding and extrusions - at a pricing structure that is competitive with traditional plastics. On the cutting-edge of biobased plastic material development, Cereplast now offers resins to meet a variety of customer demands. Cereplast Compostables® resins are ideally suited for single-use applications where high biobased content and compostability are advantageous, especially in the food service industry. Cereplast Sustainables® resins combine high biobased content with the durability and endurance of traditional plastic, making them ideal for applications in industries such as automotive, consumer electronics and packaging. Learn more at www.cereplast.com.